Exhibit 99.1

BRINK’S Secure Logistics. Worldwide Management Presentation September 29, 2008

Forward-looking Statements This presentation, including questions and answers, may contain both historical and forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results could differ materially from projected results.  Additional information regarding factors that could affect financial performance is readily available in our press release dated July 31, 2008 and in our filings with the Securities and Exchange Commission, including our most recent forms 10-K and 10-Q.  Information included in this presentation is representative as of the date of the presentation only and The Brink's Company assumes no obligation to update any forward-looking statements made. 2  Secure Logistics.  Worldwide  BRINK’S

Agenda Introduction Overview of BHS Spin-Off Brink's Business Overview Financial Highlights Summary Michael T. Dan Chairman of the Board President & Chief Executive Officer Michael J. Cazer Vice President & Chief Financial Officer Edward A. Cunningham Director of Investor Relations & Corporate Communications 3  Secure Logistics.  Worldwide  BRINK’S

Overview of BHS Spin-Off February 2008 - Board approves plan for tax-free spin-off of BHS One-for-one distribution effective October 31 (NYSE:CFL) Record date October 21 Benefits of creating two separate companies:- Both units better positioned to focus on unique strategies and growth plans - More efficient capital structures to fund growth - Better alignment of employee incentives with business performance - No competition for capital 3-year access to brand for BHS in U.S. and Canada 5-year Brink's non-compete in the monitoring business in U.S. and Canada No debt for BHS + $50 million cash injection from Brink's to BHS 4  Secure Logistics.  Worldwide  BRINK’S

Brink’s Company Overview World's premier security company Global leader in security-related services Founded in 1859, Brink's is the oldest and largest secure logistics company Diversified operations with LTM revenues of $3 billion as of June 30, 2008 Approximately 50,000 employees, 800 facilities and 9,000 vehicles worldwide 5  Secure Logistics.  Worldwide  BRINK’S

The Brink’s Company Solid core industry dynamics Premier brand Leader in business segments Proven operational excellence Global footprint Growth strategy Strong financial performance 6  Secure Logistics.  Worldwide  BRINK’S

Solid Core Industry Dynamics Industry Trends Cash in circulation growing Customer outsourcing (Cash Logistics) increasing Cash as a Percent of GDP Cash Use is Growing With GDP (%) 20 15 10 5 0 16 16 6 8 6 7 2002 2006 Euro Area USA Japan Global Outsourced CIT Market ($Bn) 13 12 11 10 CAGR: 3% $11.0Bn $12.4BN 2006 2010E Global Outsourced Cash Logistics Market ($Bn) 4 3 2 1 0 CAGR: 10 - 15% $1.6Bn $2.3 - $2.8Bn 2006 2010E Source: Central Banks, Internal Company Estimates 7  Secure Logistics.  Worldwide  BRINK’S

Premier Brand Globally recognized brand A brand built on — Trust and integrity — Quality of our people — Safety and security — Operational excellence — History and heritage — Global network 150th Anniversary in 2009 BRINK’S 8  Secure Logistics.  Worldwide  BRINK’S

Leader in Business Segments Secure Logistics Estimated 2007 Global Secure Logistics Market Share Others 50% Brink's 17% Securitas / Loomis 13% G4S 14% Prosegur 6% Total: $14 billion Leading Share in Fragmented Secure Logistics Market Source:  Internal Company Estimates 9  Secure Logistics.  Worldwide  BRINK’S

Leader in Business Segments Business Lines, Products and Services  BRINK’s 2007 Revenue (% of Total) Description Cash-in-Transit $1.5 Billion (55%) Armored car transportation Point-to-point pick-up and delivery of cash, coins, checks and other valuables ATM services Provides infrastructure for High Value Services High Value Services $0.9 Billion (32%) Global Services - Secure long-distance transport of valuables - International shipping by air / sea / land Cash Logistics Services - Money processing - Virtual vaulting - Intelligent safes New Services - Payment Services Security Services $0.3 Billion (13%) High-value niche guarding services in select E.U. countries Protection of - Airports - Embassies - Public venues - Stores Source:  Internal Company Estimates 10  Secure Logistics.  Worldwide  BRINK’S

Leader in Business Segments Relative Growth and Margins Security Services Cash-in-Transit High Value Services Global Services Cash Logistics New Services Growth Rate and Margins 11  Secure Logistics.  Worldwide  BRINK’S

Proven Operational Excellence Demonstrated global expertise - Security - Risk management - Logistics - Pricing discipline - Human resource management - IT capabilities 12  Secure Logistics.  Worldwide  BRINK’S

Global Footprint Canada 56 Branches EMEA 269 Branches 26 Countries United States 197 Branches Asia Pacific 31 Branches 13 Countries Latin America 233 Branches 9 Countries North America Latin America Asia Pacific Europe, Middle East, Africa 786 branches in 50 countries plus 66 additional countries served by Global Services 13  Secure Logistics.  Worldwide  BRINK’S

Global Footprint Revenue and Operating Profit Revenue  Operating Profit LTM June 30, 2008(1)  LTM June 30, 2008(1) Europe, Middle East and Africa 43% Latin America 24% Asia Pacific 2% North America 31% Total: $3 billion International 77% North America 23% Total: $264 million Note: (1) Last Twelve Months 14  Secure Logistics.  Worldwide  BRINK’S

Growth Strategy Core - Increase share in current geographic markets - Penetrate new geographies with strong growth potential - Continue to develop and grow high-margin products and services Cash Logistics, CompuSafe® Services, Global Services - Provide full-range cash management solutions Plus - Enter new security-related markets where we can create value for customers with our brand and other competitive advantages Commercial Security, Payment Processing Acquisitions to supplement organic growth 15  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Revenue Growth Revenue ($MM) 3,000 2,500 2,000 1,500 1,000 500 0 CAGR: 13% 1,664 1,898 2,113 2,354 2,735 Growth: 24% 1,285 1,591 2003 2004 2005 2006 2007 1H 2007 1H 2008 * Note: See Appendix for non-GAAP reconciliation 16  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Profit Growth Pro-Forma Operating Profit ($MM) 180 160 140 120 100 80 60 40 20 0 CAGR: 59% 25 63 38 111 161 Growth: 61% 65 105 2003 2004 2005 2006 2007 1H 2007 1H 2008 Brink’s as Reported 113 145 120 184 223 94 135 Adjustments (1) 9 6 2 1 1 1 1 Corporate/Former Ops (97) (88) (84) (75) (64) (29) (30) Pro Forma Op Profit 25 63 38 111 161 65 105 Note: (1) Includes effect of divestiture of UK cash handling operations and royalties from 3rd party previously reported in BHS * Note: See Appendix for non-GAAP reconciliation 17  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Enhancing Margins Continue developing IT capabilities - CompuSafe, Virtual Vaulting, I-Deposit, etc. Investing in sales and marketing - Selling solutions Grow high-margin business - Global Services, Cash Logistics Grow in high-margin geographies - Latin America, Asia-Pacific, Africa Improve or exit underperforming assets - Several countries in Europe and Latin America improving - U.K. ground operations sold in 2007 18  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Balance Sheet $67 million net cash at June 30, 2008 Cash $246 Debt (179) Net cash/(debt)(1) $ 67 Strong cash flow from operations Over $350 million of available borrowing capacity Investment grade credit rating Note: (1) Non-GAAP reconciliation 19  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Long-Term Objectives Revenue High single-digit % growth per year Operating Margins Improve by 50 bps per year 20  Secure Logistics.  Worldwide  BRINK’S

Strong Financial Performance Execution Creates Value Cumulative Stock Total Return (1) ($) 350 300 250 200 150 100 50 Brink's: $325.45 S&P Midcap 400: $173.62 S&P 500: $126.19 2001 2002 2003 2004 2005 2006 2007 2008 Year-End December 31, 2001 Through August 31, 2008 Note: (1) $100 invested on December 31, 2001 in stock or index. Includes reinvestment of dividends 21  Secure Logistics.  Worldwide  BRINK’S

Summary Solid core industry dynamics Premier brand Leader in business segments Proven operational excellence Global footprint Growth strategy Strong financial performance 22  Secure Logistics.  Worldwide  BRINK’S

Appendix 23  Secure Logistics.  Worldwide  BRINK’S

Non-GAAP Reconciliation Non-GAAP Reconciliation Revenue 2003 2004 2005 2006 2007 1H 2007 1H 2008 Brink's as reported 1,689.0 1,931.9 2,113.3 2,354.3 2,734.6 1,285.1 1,590.6 Divestiture of UK cash handling operations (25.3) (33.9) - - - - - Pro-Forma 1,663.7 1,898.0 2,113.3 2,354.3 2,734.6 1,285.1 1,590.6 Non-GAAP Reconciliation Operating Profit 2003 2004 2005 2006 2007 1H 2007 1H 2008 Brink's as reported 112.5 144.7 119.5 184.1 223.3 93.9 134.6 Divestiture of UK cash handling operations 7.6 4.3 - - - - - Royalty (1) 1.7 1.6 2.0 1.4 1.4 0.6 0.6 Brink's adjusted 121.8 150.6 121.5 185.5 224.7 94.5 135.2 Corporate / Former Ops (96.8) (88.1) (83.9) (74.9) (63.5) (29.4) (30.2) Pro-Forma 25.0 62.5 37.6 110.6 161.2 65.1 105.0 Note: (1) Royalties from 3rd party previously reported in BHS. After spin-off, the applicable royalty contract will be retained by Brink’s 24 Secure Logistics.  Worldwide  BRINK’S